                                                                  Exhibit 99.a.1

            Summary of Revisions to Computation of Earnings per Share

                    Year Ended                             Years Ended
                   December 31,                             August 31,
                   -----------         -----------------------------------------------------------
                       2000            1999             1998           1997(a)         1996(a)
--------------------------------------------------------------------------------------------------
As reported:
Basic                  $3.71           $2.19            $2.44           $2.13           $1.93
Diluted                $2.96           $2.06            $2.23           $2.13           $1.93

Revised to conform
  with Topic D-95: (Unaudited)
Basic                  $2.46           $1.73            $1.92           $2.13           $1.93
Diluted                $2.46           $1.73            $1.92           $2.13           $1.93

Revised to conform with Topic D-95 and
  reflect impact of May 2001 stock split: (Unaudited)
Basic                  $1.23           $0.86            $0.96           $1.07           $0.97
Diluted                $1.23           $0.86            $0.96           $1.07           $0.97
--------------------------------------------------------------------------------------------------

(a) The effect of dilutive options in fiscal 1997 and 1996 were insignificant and Topic D-95 is not applicable as there was no participating preferred stock outstanding during these years.


                          Four Months Ended
                            December 31,
(Unaudited)            1999            1998
-------------------------------------------------
As reported:
Basic                  $0.76           $0.71
Diluted                $0.70           $0.67

Revised to conform
  with Topic D-95: (Unaudited)
Basic                  $0.53           $0.52
Diluted                $0.53           $0.52

Revised to conform with Topic D-95 and
  reflect impact of May 2001 stock split: (Unaudited)
Basic                  $0.27           $0.26
Diluted                $0.27           $0.26
-------------------------------------------------

                                                       Exhibit 99.a.1  Continued

                               First Quarter           Second Quarter                  Third Quarter              Fourth Quarter
                             ----------------  ------------------------------  --------------------------------  -----------------
2000 Calendar Quarters        Three Months       Three Months    Six Months      Three Months    Nine Months       Three Months
(Unaudited)                       Ended             Ended          Ended          Ended (b)         Ended             Ended
----------------------------------------------------------------------------------------------------------------------------------
As reported:
Basic                             $1.84             $0.61          $2.45            $0.03           $2.48             $1.23
Diluted                           $1.28             $0.55          $1.83            $0.03           $2.04             $0.92

Revised to conform
  with Topic D-95:
Basic                             $1.07             $0.46          $1.53            $0.03           $1.70             $0.77
Diluted                           $1.07             $0.46          $1.53            $0.03           $1.70             $0.77

Revised to conform with Topic D-95 and
  reflect impact of May 2001 stock split:
Basic                             $0.53             $0.23          $0.76            $0.01           $0.85             $0.38
Diluted                           $0.53             $0.23          $0.76            $0.01           $0.85             $0.38
----------------------------------------------------------------------------------------------------------------------------------

                               First Quarter          Second Quarter                    Third Quarter            Fourth Quarter
                             ----------------  -----------------------------  --------------------------------  -----------------
1999 Calendar Quarters        Three Months       Three Months   Six Months      Three Months    Nine Months       Three Months
(Unaudited)                       Ended           Ended (b)       Ended          Ended (b)         Ended             Ended
---------------------------------------------------------------------------------------------------------------------------------
As reported:
Basic                             $1.62             $0.01         $1.62           ($0.24)          $1.40             $0.85
Diluted                           $1.17             $0.01         $1.35           ($0.24)          $1.39             $0.70

Revised to conform
  with Topic D-95:
Basic                             $0.98             $0.01         $1.13           ($0.24)          $1.17             $0.58
Diluted                           $0.98             $0.01         $1.13           ($0.24)          $1.16             $0.58

Revised to conform with Topic D-95 and
  reflect impact of May 2001 stock split:
Basic                             $0.49              $ -          $0.57           ($0.12)          $0.58             $0.29
Diluted                           $0.49              $ -          $0.57           ($0.12)          $0.58             $0.29
---------------------------------------------------------------------------------------------------------------------------------

(b) The convertible preferred shares were excluded from the computation of EPS due to being antidilutive.